                                                                   Exhibit 10.19


                                   FIRST AMENDMENT
                                        TO THE
                     SECURITY AND PLEDGE AGREEMENT, WITH ADDENDA
                     -------------------------------------------

         First Amendment, dated as of August 14, 1997 (the "Amendment"), to the Security and Pledge Agreement, dated as of February 4, 1997 (the "Security and Pledge Agreement"), among Atlantic Express Transportation Group Inc. (together with its successors and assigns, "AETG") a New York corporation, Atlantic Express Transportation Corp., a New York corporation and a subsidiary of AETG (together with its successors and assigns, the "Company"), the subsidiaries of the Company that are party to the Security and Pledge Agreement (collectively, together with their permitted successors and assigns, the "Restricted Subsidiaries"), and The Bank of New York, as the trustee under the Indenture for the benefit of the holders of the Notes (together with its successors and assigns, the "Secured Party"). Capitalized terms not defined herein shall have the respective meaning set forth for such terms in the Security and Pledge Agreement.

         WHEREAS, the parties to Security and Pledge Agreement desire to amend the Security and Pledge Agreement as set forth below.

         NOW, THEREFORE, in consideration of the agreements set forth herein and for other and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The term "Notes" as defined in the Security and Pledge Agreement is hereby amended and restated in its entirety as follows:

              "'Notes' shall mean the 10 3/4% Senior Secured Notes due 2004 of the Company, in the aggregate principal amount of up to $150,000,000."

         2. The term "Indenture" as defined in the Security and Pledge Agreement is hereby amended and restated in its entirety as follows:

              "'Indenture' shall mean the Indenture, dated February 4, 1997, as amended from time to time, among the Company, the Restricted Subsidiaries and the Secured Party."

         3. Article II of the Security and Pledge Agreement is hereby amended to add the following language following Section 2.3

              "2.4  NOTES EQUALLY AND RATABLY SECURED

              Each Note will be equally and ratably secured with each other Note hereunder, regardless of the date of issuance of such Note."

         4. Schedules I, II, III and 3.9 shall hereby be amended to include the information set forth on such corresponding Schedules attached hereto.

         5. Except as herein amended, all terms, provisions and conditions of the Security and Pledge Agreement, all Annexes and Schedules thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

         6. This Amendment may be executed in any number of identical counterparts, each of which shall for all purposes be deemed an original and all of which constitute, collectively, one agreement.


         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF
LAWS).

         8. In the event of a conflict between the terms and conditions of the Security and Pledge Agreement and the terms and conditions of this Amendment, then the terms and conditions of this Amendment shall prevail.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

ATLANTIC EXPRESS TRANSPORTATION        ATLANTIC EXPRESS
 GROUP INC.                              TRANSPORATION CORP.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -----------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   ---------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                   --------------------

AMBOY BUS CO., INC.                         COURTESY BUS CO., INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

STATEN ISLAND BUS, INC.                K. CORR, INC.

By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------


RAYBERN CAPITAL CORP.                  RAYBERN EQUITY CORP.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

METROPOLITAN ESCORT SERVICE, INC.      METRO AFFILIATES, INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

MERIT TRANSPORTATION CORP.             MIDWAY LEASING INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

TEMPORARY TRANSIT SERVICE, INC.        BROOKFIELD TRANSIT INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

ATLANTIC-HUDSON, INC.                  ATLANTIC PARATRANS, INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

180 JAMAICA CORP.                      BLOCK 7932, INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

ATLANTIC EXPRESS COACHWAYS, INC.       ATLANTIC-CONN. TRANSIT, INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

ATLANTIC EXPRESS OF PENNSYLVANIA,      ATLANTIC EXPRESS OF MISSOURI
 INC.                                   INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

ATLANTIC PARATRANS OF KENTUCKY         RAYBERN BUS SERVICE,  INC..
 INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  PRESIDENT
     --------------------                    ----------------------

G.V.D. LEASING CO., INC.               JERSEY BUS SALES, INC.


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  PRESIDENT                      Title:  VICE PRESIDENT
     --------------------                    ----------------------

CENTRAL NEW YORK COACH & SERVICES,     ATLANTIC EXPRESS OF L.A. INC.
 INC


By: /S/ DOMENIC GATTO                  By: /S/ DOMENIC GATTO
   -----------------------                -------------------------
Name:   DOMENIC GATTO                  Name:   DOMENIC GATTO
    ---------------------                   -----------------------
Title:  VICE PRESIDENT                 Title:  PRESIDENT
     --------------------                    ----------------------

THE BANK OF NEW YORK, as
 Trustee and Secured Party


By:    /S/ VAN BROWN
   -----------------------
Name:  VAN BROWN
    ---------------------
Title: VICE PRESIDENT
     --------------------

                      ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


         The undersigned, CENTRAL NEW YORK COACH SALES & SERVICE, INC., a New York corporation:

         (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party") pursuant to the Indenture, dated as of February 4, 1997 among the Company, the Restricted Subsidiaries and the Secured Party (the "INDENTURE"), and

         (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

         By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                        CENTRAL NEW YORK COACH SALES & SERVICE, INC.


                        By:     /S/ DOMENIC GATTO
                           ----------------------------------------
                        Name:   DOMENIC GATTO
                             --------------------------------------
                        Title:  VICE PRESIDENT
                              -------------------------------------


Date:  August 14, 1997

                      ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


         The undersigned, JERSEY BUS SALES, INC., a New Jersey corporation:

         (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party") pursuant to the Indenture, dated as of February 4, 1997 among the Company, the Restricted Subsidiaries and the Secured Party (the "INDENTURE"), and

         (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

         By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                        JERSEY BUS SALES, INC.


                        By:    /S/ DOMENIC GATTO
                           ----------------------------------------
                        Name:  DOMENIC GATTO
                             --------------------------------------
                        Title: VICE PRESIDENT
                              -------------------------------------


Date:  August 14, 1997

                      ADDENDUM TO SECURITY AND PLEDGE AGREEMENT


         The undersigned, ATLANTIC EXPRESS OF L.A. INC., a California corporation:

         (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party") pursuant to the Indenture, dated as of February 4, 1997 among the Company, the Restricted Subsidiaries and the Secured Party (the "INDENTURE"), and

         (ii) effective on the date hereof becomes a party to the Security Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

         By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

                        ATLANTIC EXPRESS OF L.A. INC.


                        By:     /S/ DOMENIC GATTO
                           ----------------------------------------
                        Name:   DOMENIC GATTO
                             --------------------------------------
                        Title:  PRESIDENT
                              -------------------------------------


Date:  August 14, 1997